                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K



                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                           OF THE SECURITIES ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     January 22, 1998


                               M.D.C. Holdings, Inc.
                 --------------------------------------------------
               (Exact name of registrant as specified in its charter)




        Delaware                   1-8951                 84-0622967
   -----------------      -----------------------     -------------------
    (State or other       (Commission file number)     (I.R.S. employer
    jurisdiction of                                   identification no.)
     incorporation)

   3600 South Yosemite Street, Suite 900, Denver, Colorado        80237
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          (Address of principal executive offices)              (Zip code)


      Registrant's telephone number, including area code:      (303) 773-1100
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                                   Not Applicable
              --------------------------------------------------------
           (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On January 22, 1998, the Company published a News Bulletin reporting the Company's earnings, revenues and profit margins for the fourth quarter and full year ended December 31, 1997, a copy of which is attached to this Form 8-K as
Exhibit 99.1. In addition, the Company is publishing a table of Selected Financial and Other Data for the years 1992 through 1997, a copy of which is attached to this Form 8-K as Exhibit 99.2.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired

               Not applicable

     (b)  Pro-forma financial information

               Not applicable

     (c)  Exhibits

          99.1 News Bulletin reporting the Company's earnings, revenues and profit margins for the fourth quarter and year ended
          December 31, 1997.

          99.2   Selected Financial and Other Data for the years 1992 through
          1997.









                                             M.D.C. HOLDINGS, INC.



                                             /s/ Paris G. Reece III

                                             Paris G. Reece III
                                             Senior Vice President and
                                             Chief Financial Officer

Dated: January 22, 1998